                                                                       ITEM 10.8

                                 SIXTH AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             GGP LIMITED PARTNERSHIP

         THIS AMENDMENT (the "Amendment") is made and entered into as of November 20, 2003, by and among the undersigned parties.

                              W I T N E S S E T H:

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the "Partnership") exists pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership dated as of April 1, 1998, as amended (the "Second Restated Partnership Agreement"), and the Delaware Revised Uniform Limited Partnership Act;

         WHEREAS, General Growth Properties, Inc., a Delaware corporation, is the general partner of the Partnership (the "General Partner");

         WHEREAS, as of the close of business on the date hereof, the certificate of incorporation of the General Partner was amended to increase the number of authorized shares of common stock of the General Partner, change the par value of such shares from $0.10 to $0.01 per share and divide each outstanding share of common stock into three shares of common stock (the "Stock Split "); and

         WHEREAS, the parties hereto, being the sole general partner of the Partnership and the holders of a Majority-in-Interest of the Common Units, desire to amend the Second Restated Partnership Agreement to set forth their understandings regarding the Stock Split and certain other matters.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Second Restated Partnership Agreement, as amended hereby.

         2.       AMENDED DEFINITIONS.

                  (a)      The definition of "Common Stock" set forth in Section
         1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                           `"Common Stock' shall mean the shares of common stock
                  of the General Partner."

                  (b)      The definition of "Closing Price" set forth in
         Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                           `"Closing Price' on any day shall mean the average of
                  the intra-day high and low for such day as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as such person is selected from time to time by the Board of Directors of the General Partner."

                  (c) The definition of "Current Per Share Market Price" set forth in Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                           `"Current Per Share Market Price' shall mean, as of
                  any date, the average of the Closing Price for the five consecutive Trading Days ending on such date or the average of the Closing Price for any other period of Trading Days that the General Partner deems appropriate with respect to any transaction or other event for which "Current Per Share Market Price" is determined (other than a redemption pursuant to any Rights Agreement unless otherwise provided therein); provided, however, that the Closing Price for any Trading Day or Trading Days that are included in any calculation of Current Per Share Market Price shall be adjusted to take into account any stock split, dividend, subdivision, combination and the like if General Partner deems such adjustment to be appropriate)."

                  (d)      The definition of "Rights Agreements" set forth in
         Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                           `"Rights Agreements' shall mean the Bucksbaum Rights
                  Agreement and those certain Redemption Rights Agreements entered into before, on or after the date hereof by the Partnership, the General Partner and certain other Persons in connection with the issuance of Units to such other Persons, as the same may be amended from time to time."

         3. DIVISION OF COMMON UNITS. Notwithstanding anything to the contrary contained in the Second Restated Partnership Agreement, (a) effective at the close of business on the date hereof, each Common Unit shall be deemed to be three Common Units, so that, as of such time, each holder of record of Common Units, automatically and without further action, shall be deemed to be the holder of two additional Common Units for each Common Unit held immediately prior to such time (the "Unit Split") and (b) there shall be no adjustment of the Conversion Factor on account of the Stock Split; provided, however, that (x) if the rights under any Specified Rights Agreement are exercised as to one or more Common Units, then, effective immediately prior to the redemption or purchase of such Common Units pursuant to such Specified Rights Agreement, the Unit Split shall be completely reversed as to such Common Units and each such Common Unit, automatically and without further action, shall be deemed to be one-third of a Common Unit and (y) if such Common Units are transferred to the General Partner (rather than the Partnership) pursuant to such Specified Rights Agreement, then, effective immediately following such transfer, the Unit Split shall be completely reinstated as to such Common Units and each such Common Unit, automatically and without further action, shall be deemed to be three Common Units. For purposes hereof, a "Specified Rights Agreement" is any Rights Agreement pursuant to which the "Conversion Factor" (or the equivalent) referred to therein is adjusted as the result of the Stock Split and such adjustment is not completely reversed as the result of the Unit Split. The purpose of the proviso contained in the first sentence of this paragraph is to ensure that there are not duplicative adjustments on account of the Stock Split, and this
Section 3 shall be interpreted and applied consistently therewith.

         4. NOTICE REQUIREMENTS. Notwithstanding anything to the contrary contained in the Second Restated Partnership Agreement, no provision of the Second Restated Partnership Agreement requiring notice of any event prior to the occurrence thereof shall apply to the Stock Split, any of the matters contained herein or stock splits, subdivisions, dividends, combinations or any other similar event occurring after the date hereof.

         5. NEW EXHIBIT A. Exhibit A to the Second Restated Partnership Agreement, identifying the Partners, the number and class or series of Units owned by them and their respective Percentage Interests, if any, is hereby deleted in its entirety and the Exhibit A in the form attached hereto is hereby inserted in its place and stead.

         6. AMENDMENT TO SECTION 13.12 Section 13.12 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

                  "13.12 ISSUANCE OF CERTIFICATES. The General Partner may, in its sole discretion, issue a certificate setting forth the name of any Partner and the number of Units owned by such Partner and, in such event, the General Partner shall establish such rules and regulations relating to issuances and reissuances of certificates upon transfer of Units, the division of Units among multiple certificates and the loss, theft, destruction or mutilation of certificates as the General Partner reasonably deems appropriate. Notwithstanding anything to the contrary contained herein or in any certificate, (a) no certificate issued by the Partnership shall constitute a certificated security under Article 8 of the Uniform Commercial Code or an instrument, (b) the issuance or existence of certificates shall not create any rights on the part of the holders of such certificates or other Persons that would not exist if such certificates had not been issued, (c) the Partnership shall have no liability to holders of certificates or other Persons that it would not have had if it had not issued such certificates, and (d) only those Persons shown on the Partnership's book and records as the registered owner of any particular Unit shall have any rights as a Limited Partner or otherwise with respect thereto."

         7. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Second Restated Partnership Agreement shall remain in full force and effect in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
a Delaware corporation

By: /s/ Bernard Freibaum
    -------------------------------------------
    Bernard Freibaum, Executive Vice President

LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership

By: GENERAL TRUST COMPANY, not
    individually but solely as Trustee
    of Martin Investment Trust G, a partner

    By: /s/ Marshall E. Eisenberg
        --------------------------------
        Marshall E. Eisenberg, President

                                    EXHIBIT A
                                     TO THE
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             GGP LIMITED PARTNERSHIP

                                    PARTNERS

See attached.

                                                                       EXHIBIT A

                                                                                  NUMBER OF         NUMBER OF          NUMBER OF
                                                    NUMBER OF       PERCENTAGE     SERIES A          SERIES B           SERIES C
                                                   COMMON UNITS      INTEREST   PREFERRED UNITS   PREFERRED UNITS    PREFERRED UNITS
                                                 ----------------  -----------  ---------------   ---------------    ---------------
General Partner:
General Growth Properties, Inc.                  216,208,419.5826     79.3788      0.0000              0.0000           0.0000

Limited Partners:

M.B. Capital Partners III                         46,690,280.8905     17.1419      0.0000              0.0000           0.0000
Stanley Richards Revocable Trust                     449,119.1814      0.1649      0.0000              0.0000           0.0000
Joe W. Lowrance                                      172,860.0000      0.0635      0.0000              0.0000           0.0000
LWLDA Limited Partnership                            135,669.0000      0.0498      0.0000              0.0000           0.0000
Brent M. Milgrom                                     172,860.0000      0.0635      0.0000              0.0000           0.0000
GDC/A&B Limited Partnership                          135,669.0000      0.0498      0.0000              0.0000           0.0000
Edward S. Brown                                       75,000.0000      0.0275      0.0000              0.0000           0.0000
Lawrence A. Brown                                     52,941.0000      0.0194      0.0000              0.0000           0.0000
Merrill H.J. Roth                                     87,072.0000      0.0320      0.0000              0.0000           0.0000
The Roth Family Limited Partnership                   66,924.0000      0.0246      0.0000              0.0000           0.0000
Joseph Straus, Jr.                                   234,051.0000      0.0859      0.0000              0.0000           0.0000
Warren Weiner and Penny Weiner,
Husband and Wife, as Tenants-by-the
Entirety                                              47,566.5000      0.0175      0.0000              0.0000           0.0000
Joint Revocable Trust of Marvin Rounick
and Judy Rounick                                      47,566.5000      0.0175      0.0000              0.0000           0.0000
Marvin Rounick and Judy  Rounick,
Husband and Wife, as Tenants-by-the
Entirety                                             167,010.0000      0.0613      0.0000              0.0000           0.0000
Joint Revocable Trust of Warren and Penny
Weiner                                                55,671.0000      0.0204      0.0000              0.0000           0.0000

Irrevocable Trust of Warren Weiner dated
January 24, 1978 F/B/O Robyn Weiner                   55,671.0000      0.0204      0.0000              0.0000           0.0000

Irrevocable Trust of Warren Weiner dated
January 24, 1978 F/B/O Kimberly Weiner                55,671.0000      0.0204      0.0000              0.0000           0.0000
Sidney Forbes                                      1,789,587.0000      0.6570      0.0000              0.0000           0.0000
The Frankel Group                                    346,797.0000      0.1273      0.0000              0.0000           0.0000
Avern Cohn                                           173,397.0000      0.0637      0.0000              0.0000           0.0000
Rita Haddow                                          173,397.0000      0.0637      0.0000              0.0000           0.0000
G. Thomas York                                        17,781.0000      0.0065      0.0000              0.0000           0.0000
Michael Hartz                                         44,454.0000      0.0163      0.0000              0.0000           0.0000
Wilson M. Carter                                      31,818.7500      0.0117      0.0000              0.0000           0.0000
James W. Beale                                        53,031.0000      0.0195      0.0000              0.0000           0.0000
Daniel B. Rather                                     108,606.0000      0.0399      0.0000              0.0000           0.0000
James B. Carson, Jr.                                 104,046.0000      0.0382      0.0000              0.0000           0.0000
William A. Mitchell, Jr.                              10,605.0000      0.0039      0.0000              0.0000           0.0000
MP, Ltd.                                             163,440.0000      0.0600      0.0000              0.0000           0.0000
Peter D. Leibowits                                 1,556,499.0000      0.5715      0.0000              0.0000           0.0000
James Carpenter                                       65,838.0000      0.0242      0.0000              0.0000           0.0000
John Hachen                                            8,190.0000      0.0030      0.0000              0.0000           0.0000
Robert Klausner                                       32,748.0000      0.0120      0.0000              0.0000           0.0000
Donald B. May                                         16,572.0000      0.0061      0.0000              0.0000           0.0000

                                                                       EXHIBIT A

                                                                                  NUMBER OF         NUMBER OF          NUMBER OF
                                                    NUMBER OF       PERCENTAGE     SERIES A          SERIES B           SERIES C
                                                   COMMON UNITS      INTEREST   PREFERRED UNITS   PREFERRED UNITS    PREFERRED UNITS
                                                 ----------------  -----------  ---------------   ---------------    ---------------
Bonnie Primack                                       162,063.0000      0.0595      0.0000              0.0000           0.0000
Samuel Primack                                        97,278.0000      0.0357      0.0000              0.0000           0.0000
Sheldon Silverman                                     73,980.0000      0.0272      0.0000              0.0000           0.0000
Lindsay Faith May Trust, Ian D.
Gardenswartz Tustee                                   48,639.0000      0.0179      0.0000              0.0000           0.0000
Cyd Primack                                          162,063.0000      0.0595      0.0000              0.0000           0.0000
Donald Kay                                             8,286.0000      0.0030      0.0000              0.0000           0.0000
Benjamin May Trust, Ian D. Gardenswartz
Trustee                                               48,639.0000      0.0179      0.0000              0.0000           0.0000
Jordan Perlmutter                                    197,286.0000      0.0724      0.0000              0.0000           0.0000
Essie Perlmutter                                      98,643.0000      0.0362      0.0000              0.0000           0.0000
Carol R. Berka                                         7,500.0000      0.0028      0.0000              0.0000           0.0000
Robert W. Specht, Jr.                                 11,025.0000      0.0040      0.0000              0.0000           0.0000
Kathryn M. Burke (Palmer) Trust                       12,036.0000      0.0044      0.0000              0.0000           0.0000
Gregory Specht                                        13,500.0000      0.0050      0.0000              0.0000           0.0000
The Grandchildren's Trust,  William S.
Silverman Trustee                                     65,754.0000      0.0241      0.0000              0.0000           0.0000
O'Connor Realty Investors II, L.P.                    34,224.0000      0.0126      0.0000              0.0000           0.0000
J.W. O'Connor & Co., Incorporated                     47,661.0000      0.0175      0.0000              0.0000           0.0000
O'Connor Associates L.P.                           1,134,822.0000      0.4166      0.0000              0.0000           0.0000
Estate of Edward J. DeBartolo                         84,381.0000      0.0310
Glenn J. Rufrano                                      66,138.0000      0.0243      0.0000              0.0000           0.0000
B.C.O.P. Associates L.P.                              78,174.0000      0.0287      0.0000              0.0000           0.0000
CMS/Valley Forge Real Estate Opportunity
Fund, L.P.                                            22,557.0000      0.0083      0.0000              0.0000           0.0000
Harry J. Butler, Jr.                                 235,206.0000      0.0864      0.0000              0.0000           0.0000
Scott P. Sealy                                        32,181.0000      0.0118      0.0000              0.0000           0.0000
Mark P. Sealy                                         17,466.0000      0.0064      0.0000              0.0000           0.0000
Gwen B. Sealy                                          4,599.0000      0.0017      0.0000              0.0000           0.0000
Scott P. Sealy, Trustee for the  J. Pollard
Sealy Trust for Scott P. Sealy                           921.0000      0.0003      0.0000              0.0000           0.0000

Scott P. Sealy, Trustee for the  J. Pollard

Sealy Trust for Laura Celeste Sealy Curtis               924.0000      0.0003      0.0000              0.0000           0.0000
Scott P. Sealy, Trustee for the J. Pollard
Sealy Trust for Mark P. Sealy                            921.0000      0.0003      0.0000              0.0000           0.0000
Scott P. Sealy, Trustee for the  J. Pollard
Sealy Trust for Lisa Wood Sealy Hollier                  924.0000      0.0003      0.0000              0.0000           0.0000
Scott P. Sealy, Trustee for the J. Pollard
Sealy Trust for Sue Sealy Geren                          924.0000      0.0003      0.0000              0.0000           0.0000
Cache Valley Mall Partnership, Ltd.                        0.0000      0.0000      0.0000        165,224.4840           0.0000
Burke Cloward                                              0.0000      0.0000      0.0000         18,510.1200           0.0000
Alan Cordano                                               0.0000      0.0000      0.0000            399.3300           0.0000
James Cordano                                              0.0000      0.0000      0.0000            799.1820           0.0000
Gregory Curtis                                             0.0000      0.0000      0.0000          1,370.2500           0.0000
Fairfax Holding, LLC                                       0.0000      0.0000      0.0000        926,920.0980           0.0000
G. Rex Frazier                                             0.0000      0.0000      0.0000         16,576.6320           0.0000
Michael Frei                                               0.0000      0.0000      0.0000          8,044.5420           0.0000
Hall Investment Company                                    0.0000      0.0000      0.0000         13,016.0700           0.0000
Kenneth Hansen                                             0.0000      0.0000      0.0000          2,663.2440           0.0000

                                                                       EXHIBIT A

                                                                                  NUMBER OF         NUMBER OF          NUMBER OF
                                                    NUMBER OF       PERCENTAGE     SERIES A          SERIES B           SERIES C
                                                   COMMON UNITS      INTEREST   PREFERRED UNITS   PREFERRED UNITS    PREFERRED UNITS
                                                 ----------------  -----------  ---------------   ---------------    ---------------
King American Hospital, Ltd.                               0.0000      0.0000      0.0000         26,485.7580           0.0000
Florence King                                              0.0000      0.0000      0.0000          8,465.7960           0.0000
Warren P. King                                             0.0000      0.0000      0.0000          3,392.4780           0.0000
Paul K. Mendenhall                                         0.0000      0.0000      0.0000          3,751.6140           0.0000
Tom Mulkey                                                 0.0000      0.0000      0.0000          1,717.9020           0.0000

North Plains Development Company, Ltd.                     0.0000      0.0000      0.0000          9,935.2260           0.0000
North Plains Land Company, Ltd.                            0.0000      0.0000      0.0000            917.6760           0.0000
Carl E. Olson                                              0.0000      0.0000      0.0000          2,174.6520           0.0000
Martin G. Peterson                                         0.0000      0.0000      0.0000         10,428.5160           0.0000
Pine Ridge Land Company, Ltd.                              0.0000      0.0000      0.0000          2,701.8720           0.0000
Price Fremont Company, Ltd.                                0.0000      0.0000      0.0000         82,364.8140           0.0000
Deirda Price                                               0.0000      0.0000      0.0000            226.0260           0.0000
John Price                                                 0.0000      0.0000      0.0000            766.2960           0.0000
Steven Price                                               0.0000      0.0000      0.0000          1,446.9840           0.0000

Red Cliffs Mall Investment Company, Ltd.                   0.0000      0.0000      0.0000         76,910.9580           0.0000
Taycor, Ltd.                                               0.0000      0.0000      0.0000         17,226.0000           0.0000
Jennifer Wallin                                            0.0000      0.0000      0.0000            226.0260           0.0000
Keith Whatcott                                             0.0000      0.0000      0.0000         18,510.1200           0.0000
Lena Wilcher as Trustee of the Lena
Wilcher Revocable Trust                                    0.0000      0.0000      0.0000          5,220.0000           0.0000
JSG, LLC                                                   0.0000      0.0000      0.0000              0.0000     822,626.0284

Total Units:                                     272,375,543.4045    100.0000      0.0000      1,426,392.6660     822,626.0284